SUPPLEMENT DATED MAY 1, 2021
TO PROSPECTUS DATED MAY 1, 2012

WRL XCELERATOR
WRL XCELERATOR FOCUS
An Individual Flexible Premium Variable Life Insurance Policy
Issued through
WRL Series Life Account
By
Transamerica Life Insurance Company
(Formerly Transamerica Premier Life Insurance Company)

The following information hereby supplements or amends, and to the extent is inconsistent replaces, certain information contained in your prospectus:

Please note:

As previously notified, effective October 1, 2020, Transamerica Premier Life Insurance Company (TPLIC) merged with and into Transamerica Life Insurance Company (TLIC).  Any and all references in your prospectus to Transamerica Premier Life Insurance Company should be changed to Transamerica Life Insurance Company

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Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	tlic.transamerica.com
Payments made by check	PO Box 429, Cedar Rapids IA 52406-0429 or 6400 C St. SW, Cedar Rapids IA 52499
Claims, general correspondence, and notices	Mailing Address: 6400 C St. SW, Cedar Rapids IA 52499

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Please note the change regarding your fund reports:

We want to let you know that beginning January 1, 2021, we will no longer mail copies of shareholder reports for funds in your portfolio. This change is permitted by regulations adopted by the Securities and Exchange Commission. Instead, the reports will be made available on our website. We’ll let you know by mail each time a report is posted. The notification will have a URL for accessing the report.

 If you’ve already elected to receive documents from us electronically, you’re not affected by this change. You’re already receiving an email with a link to the reports so there’s nothing you need to do.

You do have the option of continuing to receive paper copies of all future shareholder reports free of charge. If you’d like this option, give us a call at the number on your account.

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INVESTMENT OPTIONS

Please note the following portfolio change:

Access VP High Yield Fund, which was part of the Access One Trust has merged into ProFunds and been renamed ProFund Access VP High Yield Fund. This name change did not result in any change in the investment objective, policies, or fees of the applicable portfolio.

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Range of Expenses for the Portfolios1, 2

The table below shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 2020.  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.10%	2.87%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of fees and expenses)[3]	0.10%	1.68%
1 The portfolio expenses used to prepare this table were provided to Transamerica by the funds. The expenses shown are those incurred for the year ended December 31, 2020. Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Transamerica took into account the information received from those funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios. See the prospectuses for the Transamerica Series Trust for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for reimbursements or waivers of portfolio expenses until April 30, 2022.

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The table below provides contact information for your Transamerica life insurance policy:

Transaction	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	tlic.transamerica.com
Payments made by check	PO Box 653011, Dallas, TX 75265-3011 or 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
Claims, general correspondence, and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001

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The following paragraphs are replaced under the section titled:
Transamerica, the Separate Account, the Fixed Account and the Portfolios

Transamerica Life Insurance Company

Transamerica Life Insurance Company was incorporated under the laws of the State of Iowa on April 19, 1961 as NN Investors Life Insurance Company, Inc. It is engaged in the sale of life and health insurance policies and annuity contracts. The Company is licensed in the District of Columbia, Guam, Puerto Rico, the U.S. Virgin Islands, and all states except New York.

The Company is a wholly-owned indirect subsidiary of Transamerica Corporation which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of Transamerica Corporation is indirectly owned by Aegon N.V. of The Netherlands, the securities of which are publicly traded. Aegon N.V., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.
The Separate Account
WRL Series Life Account was a separate account of Western Reserve Life Assurance Company, established under Ohio law. Effective on October 1, 2014, WRL Series Life Account was re-domesticated under the laws of the State of Iowa and re-established under Transamerica Premier Life Insurance Company. Effective on October 1, 2020, WRL Series Life Account was re-established under Transamerica Life Insurance Company. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

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The following section has been revised in “Additional Information”:
Business Continuity

Our business operations may be adversely affected by volatile natural and man-made disasters, including (but not limited to) hurricanes, earthquakes, terrorism, civil unrest, military action, fires and explosions, pandemic diseases, and other catastrophes (“Catastrophic Events”). Over the past several years, changing weather patterns and climatic conditions have added to the unpredictability and frequency of natural disasters in certain parts of the world. To date, the COVID-19 pandemic has caused significant uncertainty and disruption to governments, business operations, and consumer behavior on a global scale. Such uncertainty as to future trends and exposure may lead to financial losses to our businesses. Furthermore, Catastrophic Events may disrupt our operations and result in the loss of, or restricted access to, property and information about Transamerica and its clients. Such events may also impact the availability and capacity of our key personnel. If our business continuity plans do not include effective contingencies for Catastrophic Events, we may experience business disruption, damage to corporate reputation, and damage to financial condition for a prolonged period of time.

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 The following replaces the Cyber Security Risks section in the prospectus:

Cyber Security Risks

 Our operations support complex transactions and are highly dependent on the proper functioning of information technology and communication systems. Any failure of our information technology or communications systems may result in a material adverse effect on our results of operations and corporate reputation.

Any failure of or gap in the systems and processes necessary to support complex transactions and avoid systems failure, fraud, information security failures, processing errors, cyber intrusion, loss of data and breaches of regulation may lead to a materially adverse effect on our results of operations and corporate reputation. In addition, we must commit significant resources to maintain and enhance its existing systems in order to keep pace with applicable regulatory requirements, industry standards and customer preferences. If we fail to maintain secure and well-functioning information systems, we may not be able to rely on information for product pricing, compliance obligations, risk management and underwriting decisions. In addition, we cannot assure investors or consumers that interruptions, failures or breaches in security of these processes and systems will not occur, or if they do occur, that they can be timely detected and remediated. The occurrence of any of these events may have a materially adverse effect on our businesses, results of operations and financial condition.

A computer system failure or security breach may disrupt our business, damage our reputation and adversely affect our results of operations, financial condition and cash flows.

We rely heavily on computer and information systems and internet and network connectivity to conduct a large portion of our business operations. This includes the need to securely store, process, transmit and dispose of confidential information, including personal information, through a number of complex systems. In many cases this also includes transmission and processing to or through commercial customers, business partners and third-party service providers. The introduction of new technologies, computer system failures, cyber-crime attacks or security or data privacy breaches may materially disrupt our business operations, damage our reputation, result in regulatory and litigation exposure, investigation and remediation costs, and materially and adversely affect our results of operations, financial condition and cash flows.

The information security risk that we face includes the risk of malicious outside forces using public networks and other methods, including social engineering and the exploitation of targeted offline processes, to attack our systems and information. It also includes inside threats, both malicious and accidental. For example, human error, unauthorized user activity and lack of sufficiently automated processing can result in improper information exposure or use. We also face risk in this area due to its reliance in many cases on third-party systems, all of which may face cyber and information security risks of their own. Third-party administrators or distribution partners used by us or our affiliates may not adequately secure their own information systems and networks, or may not adequately keep pace with the dynamic changes in this area. Potential bad actors that target us and our applicable third parties may include, but are not limited to, criminal organizations, foreign government bodies, political factions, and others.

In recent years information security risk has increased sharply due to a number of developments in how information systems are used by companies such as us, but also by society in general. Threats have increased as criminals and other bad actors become more organized and employ more sophisticated techniques. At the same time companies increasingly make information systems and data available through the internet, mobile devices or other network connections to customers, employees and business partners, thereby expanding the attack surface that bad actors can exploit.

Large, global financial institutions such as us have been, and will continue to be subject to information security attacks for the foreseeable future. The nature of these attacks will also continue to be unpredictable, and in many cases may arise from circumstances that are beyond our control. If we fail to adequately invest in defensive infrastructure, timely response capabilities, technology and processes or to effectively execute against its information security strategy, it may suffer material adverse consequences.

To date the highest impact information security incidents that we have experienced are believed to have been the result of e-mail phishing attacks targeted at our business partners and commercial customers. This in turn led to unauthorized use of valid our website credentials to engage in fraudulent transactions and improper data exfiltration. Additionally, we have also faced other types of attacks, including but not limited to other types of phishing attacks and distributed denial of service (DDoS) attacks, as well as certain limited cases of unauthorized internal user activity, including activity between other units of Aegon. Although to our knowledge these events have thus far not been material in nature, our management recognizes the need to establish and maintain adequate information security systems that are capable of addressing the possibility of these types of attacks, as well as for the possibility of more significant and sophisticated information security attacks, in the future. There is no guarantee that the measures that we take will be sufficient to stop all types of attacks or mitigate all types of information security or data privacy risks.

We maintain cyber liability insurance to help decrease the impact of cyber-attacks and information security events, subject to the terms and conditions of the policy, however such insurance may not be sufficient to cover all applicable losses that we may suffer.

A breach of data privacy or security obligations may disrupt our business, damage our reputation and adversely affect financial conditions and results of operations.

Pursuant to applicable laws, various government agencies and independent administrative bodies have established numerous rules protecting the privacy and security of personal information and other confidential information held by us. For example, our businesses are subject to laws and regulations enacted by U.S. federal and state governments, including various regulatory organizations relating to the privacy and/or security of the information of customers, employees or others. These laws, among other things, increased compliance obligations, impacted our businesses’ collection, processing and retention of personal data, reporting of data breaches, and provide for penalties for non-compliance. As an example, the New York Department of Finance Services (NYDFS), pursuant to its cybersecurity regulation, requires financial institutions regulated by the NYDFS, including certain of our entities, to, among other things, satisfy an extensive set of minimum cyber security requirements, including but not limited to governance, management, reporting, policy, technology and control requirements. Numerous other U.S. laws also impose various information security and privacy related obligations with respect to various Company affiliates operating in the U.S., including but not limited to the Gramm-Leach-Bliley Act and related state laws (GLBA), the California Consumer Privacy Act (CCPA) and the Health Insurance Portability and Accountability Act (HIPAA), among many others. Other legislators and regulators with jurisdiction over our businesses are considering, or have already enacted, enhanced information security risk management and privacy rules and regulations. A number of our entities and affiliates are also subject to contractual restrictions with respect to the information of our clients and business partners.  The Company, and numerous of its employees and business partners have access to, and routinely process, the personal information of consumers and employees. We rely on various processes and controls to protect the confidentiality, integrity and availability of personal information and other confidential information that is accessible to, or in the possession of, us, our systems, employees and business partners. It is possible that an employee, business partner or system could, intentionally or unintentionally, inappropriately disclose or misuse personal or confidential information. Our data or data in our possession could also be the subject of an unauthorized information security attack. If we fail to maintain adequate processes and controls or if we or our business partners fail to comply with relevant laws and regulations, policies and procedures, misappropriation or intentional or unintentional inappropriate disclosure or misuse of personal information or other confidential information could occur. Such control inadequacies or non-compliance could cause disrupted operations and misstated or unreliable financial data, materially damage our reputation or lead to increased regulatory scrutiny or civil or criminal penalties or litigation, which, in turn, could have a material adverse effect on our business, financial condition and results of operations. In addition, we analyze personal information and customer data to better manage our business, subject to applicable laws and regulations and other restrictions. It is possible that additional regulatory or other restrictions regarding the use of such techniques may be imposed. Additional privacy and information security obligations have been imposed by various governments with jurisdiction over the Company or its affiliates in recent years, and more such obligations are likely to be imposed in the near future across our operations. Such restrictions and obligations could have material impacts on our business, financial conditions and/or results of operations.

For a complete description regarding Transamerica’s policies for its websites, including the Privacy Policy and Terms of Use for such websites, please visit: www.transamerica.com/individual/privacy-policy and www.transamerica.com/individual/terms-of-use.

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The following replaces the administrative office and mailing address under the “glossary” in the prospectus:
Our administrative office address is 4333 Edgewood Road, N.E, Cedar Rapids, IA  52499. Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only) and 1-727-299-1620 (for all other fax requests). Our administrative office serves as the recipient of all website (tlic.transamerica.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time.
Please do not send any checks, claims, correspondence, or notices to this office; send them to the mailing address.

Our mailing address is 6400 C St. SW., Cedar Rapids, Iowa, 52499-0001. All claims, correspondence and notices must be sent to this address. Premium payments and loan repayments made by check may also be sent to PO Box 429, Cedar Rapids IA 52406.

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Illustrations:

The information contained in both the explanation and "Hypothetical Illustrations" is out-of-date and should not be relied upon.
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For additional information, you may contact us at our administrative office at 1-800-851-9777, from 8:30a.m. – 7:00p.m., Eastern Time or visit our website at: www.tlic.transamerica.com.  TCI serves as the principal underwriter for the Policies.  More information about TCI is available at www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Regulatory Authority ("FINRA") describing its Public Disclosure Program.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR MAY 1, 2012 PRODUCT PROSPECTUS

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